SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  August 29, 2002            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      August 26, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      82,400,000.00    69,299,871.90   3,502,770.36      128,551.57    3,631,321.93      0.00       0.00       65,797,101.54
IA2      59,500,000.00    59,500,000.00           0.00      288,575.00      288,575.00      0.00       0.00       59,500,000.00
IA3      27,350,000.00    27,350,000.00           0.00      148,829.58      148,829.58      0.00       0.00       27,350,000.00
IA4      11,150,000.00    11,150,000.00           0.00       63,555.00       63,555.00      0.00       0.00       11,150,000.00
IA5      23,425,364.00    23,425,364.00           0.00      138,990.49      138,990.49      0.00       0.00       23,425,364.00
IIA1    376,138,403.00   359,629,480.87   6,019,233.88    2,247,684.26    8,266,918.14      0.00       0.00      353,610,246.99
AR              100.00             0.00           0.00            0.00            0.00      0.00       0.00                0.00
IPP             100.00           100.00           0.00            0.63            0.63      0.00       0.00              100.00
IIPP            100.00           100.00           0.00            0.63            0.63      0.00       0.00              100.00
IIP      11,669,831.00    11,404,305.27     125,405.93            0.00      125,405.93      0.00       0.00       11,278,899.34
IM1       4,777,159.00     4,777,159.00           0.00       27,866.76       27,866.76      0.00       0.00        4,777,159.00
IM2       2,653,977.00     2,653,977.00           0.00       15,481.53       15,481.53      0.00       0.00        2,653,977.00
IB        1,061,592.00     1,061,592.00           0.00        6,192.62        6,192.62      0.00       0.00        1,061,592.00
IIB1      4,997,532.00     4,986,365.59       3,782.92       31,164.78       34,947.70      0.00       0.00        4,982,582.67
IIB2      3,198,420.00     3,191,273.50       2,421.07       19,945.46       22,366.53      0.00       0.00        3,188,852.43
IIB3      1,399,308.00     1,396,181.41       1,059.22        8,726.13        9,785.35      0.00       0.00        1,395,122.19
IIB4        799,605.00       797,818.37         605.27        4,986.36        5,591.63      0.00       0.00          797,213.10
IIB5        599,703.00       598,363.04         453.95        3,739.77        4,193.72      0.00       0.00          597,909.09
IIB6        999,508.00       997,275.30         756.53        6,232.97        6,989.50      0.00       0.00          996,518.77
IX                0.00             0.00           0.00      359,809.45      359,809.45      0.00       0.00                0.00
TOTALS  612,120,702.00   582,219,227.25   9,656,489.13    3,500,332.99   13,156,822.12      0.00       0.00      572,562,738.12

IAIO     20,000,000.00    20,000,000.00           0.00      108,333.33      108,333.33      0.00       0.00       20,000,000.00
IIX      22,733,446.00    21,373,641.91           0.00      133,585.26      133,585.26      0.00       0.00       20,798,383.44
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VP63     841.01786286    42.50934903   1.56009187       44.06944090          798.50851383       IA1     2.226005 %
IA2     22540VP71   1,000.00000000     0.00000000   4.85000000        4.85000000        1,000.00000000       IA2     5.820000 %
IA3     22540VP89   1,000.00000000     0.00000000   5.44166654        5.44166654        1,000.00000000       IA3     6.530000 %
IA4     22540VP97   1,000.00000000     0.00000000   5.70000000        5.70000000        1,000.00000000       IA4     6.840000 %
IA5     22540VQ21   1,000.00000000     0.00000000   5.93333320        5.93333320        1,000.00000000       IA5     7.120000 %
IIA1    22540VQ47     956.10944802    16.00271026   5.97568406       21.97839432          940.10673776       IIA1    7.500000 %
AR      22540VR53       0.00000000     0.00000000   0.00000000        0.00000000            0.00000000       AR      7.500000 %
IPP     22540VR95   1,000.00000000     0.00000000   6.30000000        6.30000000        1,000.00000000       IPP     7.500000 %
IIPP    22540VS29   1,000.00000000     0.00000000   6.30000000        6.30000000        1,000.00000000       IIPP    7.500000 %
IIP     22540VQ62     977.24682303    10.74616505   0.00000000       10.74616505          966.50065798       IIP     0.000000 %
IM1     22540VQ70   1,000.00000000     0.00000000   5.83333316        5.83333316        1,000.00000000       IM1     7.000000 %
IM2     22540VQ88   1,000.00000000     0.00000000   5.83333239        5.83333239        1,000.00000000       IM2     7.000000 %
IB      22540VQ96   1,000.00000000     0.00000000   5.83333333        5.83333333        1,000.00000000       IB      7.000000 %
IIB1    22540VR20     997.76561511     0.75695763   6.23603411        6.99299174          997.00865747       IIB1    7.500000 %
IIB2    22540VR38     997.76561552     0.75695812   6.23603529        6.99299342          997.00865740       IIB2    7.500000 %
IIB3    22540VR46     997.76561700     0.75695987   6.23603238        6.99299225          997.00865714       IIB3    7.500000 %
IIB4    22540VR61     997.76560927     0.75696125   6.23602904        6.99299029          997.00864802       IIB4    7.500000 %
IIB5    22540VR79     997.76562732     0.75695803   6.23603684        6.99299487          997.00866929       IIB5    7.500000 %
IIB6    22540VR87     997.76620097     0.75690240   6.23603813        6.99294053          997.00929857       IIB6    7.500000 %
TOTALS                951.15101539    15.77546569   5.71837054       21.49383623          935.37554971

IAIO    22540VQ39   1,000.00000000     0.00000000   5.41666650        5.41666650        1,000.00000000       IAIO    6.500000 %
IIX     22540VQ54     940.18486727     0.00000000   5.87615534        5.87615534          914.88036789       IIX     7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                August 26, 2002

Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    474,466.70
                        Group 1                                                                                 180,952.58
                        Group 2                                                                                 293,514.12

                        Principal Prepayments (Total)                                                         9,182,022.47
                        Group 1                                                                               3,321,817.78
                        Group 2                                                                               5,860,204.69

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                0
                        Group 1                                                                                          0
                        Group 2                                                                                          0

                        Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)            0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Amount of Prepayment Penalties Collected (Total)                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                3,519
                        Group 1                                                                                        697
                        Group 2                                                                                      2,822

                        Beginning Aggregate Loan Balances (Total)                                           583,280,818.74
                        Group 1                                                                             200,279,654.86
                        Group 2                                                                             383,001,163.88

                        Ending Number of Loans Outstanding (Total)                                                   3,468
                        Group 1                                                                                        688
                        Group 2                                                                                        688

                        Ending Aggregate Loan Balances (Total)                                              573,624,329.57
                        Group 1                                                                             196,776,884.50
                        Group 2                                                                             376,847,445.07


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                August 26, 2002

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                   2,960.86
                                Group 1                                                                         1,167.29
                                Group 2                                                                         1,793.57

                                Servicing Fees (Total, including TGIC and PMI Fees)                           306,326.03
                                Group 1                                                                        50,575.68
                                Group 2                                                                       255,750.35

Section 4.04(a)(viii)           Current Advances (Total)                                                             N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

                                Outstanding Advances (Total)                                                         N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          6              1,816,315.30    0.92 %
                        2 Month          6              2,408,877.69    1.22 %
                        3 Month          0                      0.00    0.00 %
                        Total           12              4,225,192.99    2.14 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         34              4,277,969.86    1.14 %
                        2 Month         25              3,441,638.53    0.91 %
                        3 Month          5                772,468.11    0.20 %
                        Total           64              8,492,076.50    2.25 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         40               6,094,285.16   1.06 %
                        2 Month         31               5,850,516.22   1.02 %
                        3 Month          5                 772,468.11   0.13 %
                        Total           76              12,717,269.49   2.21 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        1               993,410.57              0.50 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        1               187,812.32              0.05 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        2               1,181,222.89            0.21 %


                                      -8-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            August 26, 2002

Section 4.04(a)(xi)     REO Properties
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Cumulative  Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        333
                        Group 1                                                                         332
                        Group 2                                                                         333

Section 4.04(a)(xiv)    Number of Claims Submitted under the TGIC PMI policy                               0
                        Number of Claims Submitted under the TGIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the TGIC PMI policy                         0
                        Total of Claims Paid under the TGIC PMI policy                                  0.00

Sec. 4.04 (a)(x)        Group 1 Rolling Three Month Delinquency Rate                               0.576336 %

Group 1 O/C Reporting   Targeted Overcollateralization Amount                                   1,061,590.96
                        Ending Overcollateralization Amount                                     1,061,590.96
                        Ending Overcollateralization Deficiency                                         0.00
                        Group II Excess Interest                                                    6,646.97
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   361,811.94
                        Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)2,002.48
                        Payment to Class I-X                                                      359,809.45

Basis Risk Shortfalls   Class I-A-1                                                                     0.00
                        Class I-A-2                                                                     0.00
                        Class I-A-3                                                                     0.00
                        Class I-A-4                                                                     0.00
                        Class I-A-5                                                                 2,002.44
                        Class I-PP                                                                      0.04
                        Class I-M-1                                                                     0.00
                        Class I-M-2                                                                     0.00
                        Class I-B                                                                       0.00


                                     -9-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.